                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

              LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         N/A
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     (2) Aggregate number of securities to which transaction applies:
         N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
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     (4) Proposed maximum aggregate value of transaction:
         N/A
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     (5) Total fee paid:
         N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
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     (2) Form, Schedule or Registration Statement No.:
         N/A
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     (3) Filing Party:
         N/A
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     (4) Date Filed:
         N/A
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Notes:

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605 on Monday, April 15, 1996 at 10:30 A.M. CDT, for the following purposes.

  1. To elect nine directors.

  2. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1996.

  3. To transact such other business as may properly come before the meeting or any adjournments.

  Stockholders of record at the close of business on February 29, 1996 are entitled to vote at the meeting.

                                          By order of the Board of Directors,

                                          /s/ C. Suzanne Womack
                                          C. Suzanne Womack
                                          Secretary

March 12, 1996

                             YOUR VOTE IS IMPORTANT

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                             200 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802

                                PROXY STATEMENT

          For Annual Meeting of Stockholders to be held April 15, 1996

  The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 15, 1996 at 10:30 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST MADE TO MR. SCOTT SCHILLING, 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, 1-800-454-6265.

  A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

  Stockholders of record at the close of business on February 29, 1996 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,363,695 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the meeting.

  This proxy statement and accompanying proxy card are being mailed on or about March 11, 1996. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, Boston EquiServe (formerly named The First National Bank of Boston). In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $7,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

                             ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

  At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

  Each of the nominees is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

  In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute to become a director as the Board of Directors may select.

                                                              SHARES OF COMMON
            NAME, AGE, POSITION WITH THE FUND,               STOCK BENEFICIALLY
            BUSINESS EXPERIENCE DURING THE PAST                   OWNED AT
               FIVE YEARS AND DIRECTORSHIPS                  DECEMBER 31, 1995*
            -----------------------------------              ------------------
RICHARD M. BURRIDGE (66), Director (since 1986) of the              5,625
 Fund; President (since March 1986) of The Burridge Group,
 Inc. (investment management); Director of Computer Access
 International, Cincinnati Financial Corporation, Lincoln
 National Income Fund, Inc., Lincoln Advisor Funds, Inc.
 and St. Joseph Light and Power Company; Chairman of the
 Board of Fort Dearborn Income Securities, Inc.
ADELA CEPEDA (37), Director (since 1992) of the Fund; Pres-           400
 ident, A.C. Advisory, Inc. (May 1995-present); Managing
 Director and co-founder of Abacus Financial Group, Inc.
 (July 1991-May 1995); Vice President of Smith Barney, Har-
 ris Upham & Co. Incorporated (July 1980-June 1991); Direc-
 tor and Vice President of Harvard Club of Chicago (since
 1986); Commissioner of Chicago Public Building Commission
 (since March 1992); Director of Lincoln National Income
 Fund, Inc. and Lincoln Advisor Funds, Inc.
ROGER J. DESHAIES (46), Director (since 1992) of the Fund;          1,693
 Senior Vice President--Finance (1990-present) of Parkview
 Memorial Hospital, Fort Wayne, Indiana; Director of Hospi-
 tal Laundry Services, Inc. (since 1995); President and
 Chairman of Hospital Laundry Services, Inc. (February
 1993-February 1995); Director of Signature Care, Inc.
 (since 1992); Director and Treasurer of Pine Valley Coun-
 try Club (since 1993); Director of Lincoln National Income
 Fund, Inc. and Lincoln Advisor Funds, Inc.
CHARLES G. FREUND (72), Director (since 1986) of the Fund;         11,500
 Chairman Emeritus of the Board of Directors, Success Na-
 tional Bank at Lincolnshire (since 1991); Chairman of the
 Board (July 1987-April 1989 and since July 1989) (previ-
 ously, Chairman of the Executive Committee (July 1987-July
 1989)) of First National Bank of Lincolnshire; Director of
 Lincoln National Income Fund, Inc., Lincoln Advisor Funds,
 Inc. and Mathers Fund, Inc.
THOMAS N. MATHERS (81), Director (since 1986) of the Fund;          1,000
 Vice President and Director of OFC Meadowood Retirement
 Community (since 1989); Vice Chairman (October 1986-Janu-
 ary 1991) and Director (January 1965-January 1991) of
 Mathers Fund, Inc.; Vice Chairman (October 1986-January
 1991) of Mathers and Company, Inc. (investment counsel-
 ors); Director of Lincoln National Income Fund, Inc.

                                                             SHARES OF COMMON
            NAME, AGE, POSITION WITH THE FUND,              STOCK BENEFICIALLY
           BUSINESS EXPERIENCE DURING THE PAST                   OWNED AT
               FIVE YEARS AND DIRECTORSHIPS                 DECEMBER 31, 1995*
           -----------------------------------              ------------------
H. THOMAS McMEEKIN** (42), President (since May 1994) and           744
 Director (since 1990) of the Fund; Executive Vice Presi-
 dent and Chief Investment Officer (since May 1994), prior
 thereto Senior Vice President (November 1992-May 1994) of
 Lincoln National Corporation; President and Director (since
 June 1995) of Lincoln National Investment Companies, Inc.
 (a holding company established in 1995); President (since May
 1994), prior thereto Executive Vice President (February 1992-
 November 1992) and Director (since May 1991) of Lincoln
 Investment Management Inc. (formerly called Lincoln National
 Investment Management Company); President (since May 1994)
 and Director (since 1990) of Lincoln National Convertible
 Securities Fund, Inc.; President and Chief Executive Officer
 (since June 1994) and Director (since June 1992) of Lincoln
 National Mezzanine Corporation; Vice President (January 1990-
 November 1992) and Director (since November 1994) of The
 Lincoln National Life Insurance Company; Director of Delaware
 Management Holdings, Inc., Lincoln Advisor Funds, Inc.,
 Lynch & Mayer, Inc. and Vantage Global Advisors, Inc.
DANIEL R. TOLL (68), Director (since 1986) of the Fund;           1,000
 Corporate Director and Advisor of Brown Group Inc., A.P.
 Green Industries, Inc., Mallinckrodt Group, Inc., Lincoln
 National Income Fund, Inc., Kemper National Insurance
 Company and NICOR Inc.
ANN L. WARNER** (44), Vice President (since 1988) and Di-           200
 rector (since 1995) of Lincoln National Income Fund; Se-
 nior Vice President and Director of Portfolio Management
 (since May 1994), prior thereto Vice President and Port-
 folio Manager (March 1991-May 1994), prior thereto Port-
 folio Manager (June 1985-March 1991) of Lincoln National
 Investment Management Company; Director, Lincoln National
 Convertible Securities Fund, Inc.; Vice President, Lin-
 coln Advisor Funds, Inc.
FRED J. YOUNG (81), Director (since 1986) of the Fund; au-        9,000
 thor, lecturer and investor; Director of Lincoln National
 Income Fund, Inc.; President of United Wealth Watchers of
 America.

--------
   * Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Mr. Deshaies include 1,260 shares held in trust. The shares listed for Mr. Young include 1,000 shares owned by Mrs. Fred J. Young, in which Mr. Young disclaims any beneficial interest.
  ** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary, and Ms. Warner is an executive officer of the Advisor.

  As of December 31, 1995, the directors and officers of the Fund as a group (16 persons) beneficially owned 32,766 shares, representing less than 1.0% of the shares of Common Stock outstanding.

  The members of the nominating and audit committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Board of Directors met six times, the Nominating Committee met twice and the Audit Committee met twice during the year ended December 31, 1995.

  During the year ended December 31, 1995, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.

  The executive officers of the Fund, other than as shown above, are: David A. Berry (51), Vice President since 1993; Edward J. Petner (36), Vice President since 1987; Bradley A. Roberts (32), Vice President since December 1991; Robert
D. Schwartz (37), Vice President since 1993; David G. Humes (40), Vice President since 1993 and Controller since 1993; and Steve Brody (46), Treasurer since 1995. Mr. Berry has been Vice President of the Advisor since 1987. Mr. Petner became an investment analyst with Lynch & Mayer, Inc. in 1983, Vice President in August 1987, Executive Vice President in January 1993 and President in February 1994. Mr. Roberts became an investment analyst with Lynch & Mayer, Inc. in June 1988 and became a Vice President in December 1991 and a Senior Vice President in January 1994. Mr. Schwartz has been a portfolio manager with Lynch & Mayer since 1993. Prior thereto, he was a portfolio manager with Salomon Brothers Asset Management (1989-1993) and a portfolio manager with First Boston Asset Management (1988-1989). Mr. Humes has been Director of Regulated Investment Companies for the Advisor since August 1993. Prior thereto, he was Director of Strategic Planning and Auditing for the Annuities Division of The Lincoln National Life Insurance Company (1986-August
1993). Mr. Brody has been a Senior Vice President of the Advisor since August 1989. Since February 1994, he has been Senior Vice President and Director of Private Placements and Credit Research of the Advisor. The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS

  The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $7,000 per year and a $500 fee for attendance at each Board meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors or officers.

  The following table shows compensation for the independent directors for the year ended December 31, 1995:

                                                YEAR ENDED DECEMBER 31, 1995
                                             -----------------------------------
                                                              TOTAL COMPENSATION
                                                AGGREGATE     FROM FUND AND FUND
                                               COMPENSATION    COMPLEX PAID TO
      NAME                                   FROM THE FUND(1)    DIRECTORS(2)
      ----                                   ---------------- ------------------
      Adela Cepeda..........................     $ 9,500           $29,000
      Roger J. DeShaies.....................      10,000            32,000
      Charles G. Freund.....................      10,000            32,000
      Daniel R. Toll........................      10,000            21,000
      Fred J. Young.........................      10,000            21,000
      Richard M. Burridge...................       9,500            31,000
      Thomas N. Mathers.....................      10,000            21,000

--------
(1) Includes the director's fee of $7,000 per year and a $500 fee for attendance at each Board Meeting.
(2) Each of the independent directors are also directors of Lincoln National Income Fund, Inc. and, with the exception of Messrs. Toll, Young and Mathers, of Lincoln Advisor Funds, Inc., an "open-end" investment management company. This information represents the aggregate directors fees paid to the individual by the Fund and each of those other funds.

                       SELECTION OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 2)

  The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as auditors for the Fund for the fiscal year ending December 31, 1996, and the stockholders are asked to ratify this selection. Coopers & Lybrand has served as independent auditors of the Fund since 1993.

  A representative of Coopers & Lybrand will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

  Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                         VOTE "FOR" THIS PROPOSAL NO. 2

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  The Fund's executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1995 all filing requirements applicable to its executive officers, directors and 10% holders were met with the exception of certain filings by Lincoln National Corporation (on behalf of itself and subsidiaries, including the investment adviser), Dennis A. Blume and Steven R. Brody, which were filed late.

                         DATE FOR STOCKHOLDER PROPOSALS

  Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy must be in proper form and must be received on or before November 20, 1996. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matters or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.

                                          /s/ C. Suzanne Womack
                                          C. Suzanne Womack
                                          Secretary

Dated: March 12, 1996

             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

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PROXY

            Proxy Solicitation on behalf of the Board of Directors

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints Ann L. Warner, H. Thomas McMeekin and C. Suzanne Womack and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Monday, April 15, 1996, and to vote all the Fund's stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

     If your address differs from that appearing hereon, please advise The First National Bank of Boston, c/o Boston EquiServe, L.P., Investor Relations, Mail
Stop: 45-02-64, P.O. Box 644, Boston, MA 02102, of your correct address.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.
                                                                   -------------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                   -------------

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1. ELECTION OF DIRECTORS.

   Nominees: R. Burridge, A. Cepeda, R. Deshaies, C. Freund, T. Mathers,
   T. McMeekin, D. Toll, A. Warner, F. Young

   FOR ALL NOMINEES    WITHHELD FROM ALL NOMINEES
         [_]                      [_]

   [_] _______________________________________________________________________
       For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2. RATIFICATION OF THE SELECTION OF AUDITORS.

   FOR    AGAINST    ABSTAIN
   [_]      [_]        [_]

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________

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